File No. 033-79166, 811-8522
                                           Filed under Rule 497(e)
The Equi-Select Series Trust


                      Prospectus Supplement

                          October 29, 1997

                              to the

                  Prospectus dated May 1, 1996
       as Supplemented June 26, 1997 and July 9, 1997 for

                  The Equi-Select Series Trust


     On October 24, 1997, ING Groep, N.V. ("ING") completed the transaction to aquire Equitable of Iowa Companies ("Equitable of Iowa"). At a meeting of shareholders on October 23, 1997, Equitable of Iowa shareholders approved the terms of the agreement of July 7, 1997, to merge Equitable of Iowa into ING. ING is the ultimate corporate parent of Equitable Investment Services, Inc. ("EISI"), the adviser of the Equi-Select Series Trust (the "ESS Trust"). ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets. On October 9, 1997, at special meeting of the shareholders of the ESS Trust, the shareholders approved the new management agreement between EISI and the ESS Trust and each of the new portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. These agreements are effective as of October 24, 1997.

This supplement should be retained with your Prospectus for the Equi-Select Series Trust.


5569-CLO                                                 10/29/97